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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 3, 2005

                              TECHTEAM GLOBAL, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                       0-16284               38-2774613
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(State or other jurisdiction           (Commission            (IRS Employer
     of incorporation)                  File No.)          Identification No.)

       27335 West 11 Mile Road
        Southfield, Michigan                                        48034
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(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number including area code: (248) 357-2866

          ------------------------------------------------------------
          (Former name or former address if changed since last report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

            See discussion in 2.01 and 2.03.

ITEM 2.01   COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

            On January 3, 2005, TechTeam Global, Inc. (the "Company"), through its wholly owned subsidiary Digital Support Corporation ("DSC"), completed the acquisition of all of the outstanding stock of Sytel, Inc. ("Sytel") from Sytel's shareholders, Jeannette Lee White, Yong
            S. Lee, Evergreen Limited Partnership, Chase Investments, LLC, The Bullis School, Inc., and holders of stock and stock options to acquire stock issued under the Sytel, Inc. Omnibus Stock Plan ("Selling Shareholders"). As set forth in the Press Release, dated January 3, 2005 and attached hereto as Exhibit 99.1, Sytel is a diversified information technology services and solutions company headquartered in Bethesda, Maryland, providing managed network services and advanced enterprise solutions - including network design, management, and support; network security services; help desk support; program design and implementation; and e-government and e-learning solutions - to several departments of the federal government.

            As set forth in the Stock Purchase Agreement ("SPA"), attached as
            Exhibit 99.2, the initial consideration paid by the Company was $18,500,000. Of the initial consideration, $16,025,000 was paid to the Selling Shareholders, and the remaining $2,475,000 was placed into a holdback escrow for a working capital true-up ($825,000), and a representation and warranties holdback ($1,650,000). The final purchase price is subject to a working capital adjustment based upon the change in Sytel's net working capital position from June 30, 2004 through January 3, 2005. The Selling Shareholders were also paid at closing an estimated working capital adjustment of approximately $1.6 million dollars in accordance with the terms of the SPA, subject to a final adjustment and settlement. If Sytel renews a major contract which expires on March 31, 2005, the Selling Shareholders will be paid an additional $2,000,000. During calendar years 2005 and 2006, the Selling Shareholders will be paid an amount equal to 7% of Sytel's Gross Profit in excess of $12,000,000 in 2005 and $14,000,000 in 2006.

            Jeannette Lee White, the founder, President and Chief Executive, Officer of Sytel entered into a one year employment contract with Sytel as set forth in Exhibit 99.3. The Company paid $500,000 to Ms. White in consideration of a covenant not to compete as set forth in her employment contract.

            The Company anticipates that this acquisition will be accretive to its 2005 earnings, generating after-tax income of between of $.12 and $.15 per fully-diluted share for the fiscal year ending December 31, 2005. The acquisition is also expected to significantly increase the Company's revenues for 2005 by approximately $30-$35 million.

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            For the twelve months ended December 31, 2003, Sytel reported earnings from continuing operations before interest, taxes, depreciation, and amortization expense, or "EBITDA", of $1.91 million. For the twelve months ended September 30, 2004, Sytel reported EBITDA of $2.70 million. The table attached hereto as
            Exhibit 99.4 reconciles this non-GAAP measure to net income.

            Sytel's enterprise value at closing was approximately $20 million. Therefore, the Company paid approximately 7.4 times the trailing twelve-months' EBITDA for Sytel. Sytel's estimated EBITDA for the year ending December 31, 2004 is $2.90 million, or 10.1% of expected revenue, which would indicate an enterprise value-to-EBITDA ratio of 6.90.

            Sytel's estimated revenues for 2004 are $29.0 million. For 2004, Sytel's gross margin is estimated at 31.3%; its sg&a expense is estimated at $6.1 million, or 21.2% of revenue; and its net income is estimated at $1.8 million, or 6.2% of revenue. These results are unaudited.

            The funds used to consummate the acquisition were from the Company's cash reserves and $15,000,000 from the Loan Agreement as set forth in Item 2.03.

            The statements contained in this Current Report on Form 8-K that are not purely historical, including statements regarding the Company's expectations, hopes, beliefs, intentions, or strategies regarding the future, are forward-looking statements within the meaning of
            Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding, among other things, the potential impact of this acquisition on the Company's revenue and earnings performance going forward. Forward-looking statements may be identified by words including, but not limited to, "anticipates," "believes," "intends," "estimates," "promises," "expects," "should," "conditioned upon," and similar expressions. Prospective investors are cautioned that any such forward- looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements as a result of various factors. There are significant risks associated with the Company's ability to successfully integrate this acquisition on a timely basis. Further, there can be no assurance that the acquisition will have the impact on the Company's financial condition and results of operations contemplated in this filing. The factors that could affect the anticipated impact include but are not limited to the inability to retain government business or key employees of the acquired company. The forward-looking statements included in this filing are based on information available to the Company on the date hereof, and the Company assumes no obligation to update any such forward-looking statement. Prospective investors should also consult the risks described from time to time in the Company's Reports on Forms 8-K, 10-Q, and 10-K filed with the United States Securities and Exchange Commission.

                                      -3-
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ITEM 2.03   CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN
            OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

            On January 3, 2005, the Company completed a loan transaction with Standard Federal Bank N.A. The Amended and Restated Business Loan Agreement ("Loan Agreement"), dated January 3, 2005, amended the Business Loan Agreement dated September 7, 2004, and it provides that Standard Federal Bank agrees to provide a term loan to the Company for Fifteen Million Dollars ($15,000,000) in addition to the revolving line of credit of Five Million Dollars ($5,000,000) as set forth in the Business Loan Agreement dated September 7, 2004. A copy of the Loan Agreement is filed as Exhibit 99.5 to this report. Advances under the Loan Agreement are 100% secured by cash placed in a non-interest bearing collateral account at Standard Federal Bank N.A. The loan term may be accelerated upon default of the Loan Agreement, including failure to pay, breach of representations or covenants, bankruptcy and other customary defaults.

            The Loan Agreement is subject to the terms and conditions of a Promissory Note (Term Loan) ("Promissory Note"), a copy of which is attached as Exhibit 99.6 to this report. Under the Promissory Note, the Company will pay interest on advances at a rate per annum equal to one half of one percent (1/2%). The principal balance and all accrued interest are due on January 3, 2010.

            The foregoing discussions of the Loan Agreement and Promissory Note are entirely qualified by reference to the Loan Agreement and Promissory Note, which are incorporated by reference.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

            (A) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED TO BE FILED ON OR
                BEFORE MARCH 19, 2005.

            (B) PRO FORMA FINANCIAL INFORMATION TO BE FILED ON OR BEFORE MARCH
                19, 2005.

            (C) THE FOLLOWING EXHIBITS ARE INCLUDED WITH THE REPORT

EXHIBIT     Press Release of TechTeam Global, Inc. dated January 3, 2005.
99.1

EXHIBIT     Stock Purchase Agreement, dated January 3, 2005 by and among
99.2        TechTeam Global, Inc. and Digital Support Corporation and Sytel,
            Inc., The Stockholders of Sytel, Inc. and Certain of the
            Optionholders of Sytel, Inc.

EXHIBIT     Employment Agreement Between Jeannette Lee White and Sytel, Inc.
99.3        dated January 3, 2005

EXHIBIT     Table Reconciling EBITDA to Net Income for Sytel, Inc.
99.4

EXHIBIT     Amended and Restated Business Loan Agreement ("Loan Agreement"),
99.5         dated January 3, 2005

EXHIBIT     Promissory Note (Term Loan) dated January 3, 2005
99.6

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       TECHTEAM GLOBAL, INC.

                                       By:/s/ Michael A. Sosin
                                          ------------------------------
                                           Michael A. Sosin
                                           Vice President, General Counsel and
                                           Secretary

Date: January 5, 2005

                                      -5-
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                                  EXHIBIT INDEX

EXHIBIT NO.                    DESCRIPTION
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
99.1           Press Release of TechTeam Global, Inc., dated January 3, 2005

99.2           Stock Purchase Agreement, dated January 3, 2005 by and among TechTeam Global, Inc. and Digital
               Support Corporation and Sytel, Inc., The Stockholders of Sytel, Inc. and Certain of the Optionholders
               of Sytel, Inc.

99.3           Employment Agreement Between Jeannette Lee White and Sytel, Inc. dated January 3, 2005

99.4           Table Reconciling EBITDA to Net Income for Sytel, Inc.

99.5           Amended and Restated Business Loan Agreement ("Loan Agreement"), dated January 3, 2005

99.6           Promissory Note (Term Loan) dated January 3, 2005

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